                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-7058) of Logitech International S.A. of our report dated April 28, 1999 appearing on page F-2 of this Annual Report on Form 20-F.

/s/  PricewaterhouseCoopers SA

Lausanne, Switzerland
June 28, 1999